UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2022

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on July 13, 2020, Bio-Path Holdings, Inc. (the “Company”) entered into an At-The-Market Offering Agreement (the “Offering Agreement”) with H. C. Wainwright & Co., LLC (“Wainwright”), as sales agent and/or principal, pursuant to which the Company could offer and sell, from time to time, through or to Wainwright, shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

On December 7, 2022, the Company received written notice from Wainwright that Wainwright had elected, pursuant to Section 8(b) of the Offering Agreement, to terminate the Offering Agreement effective as of December 7, 2022. The Company will not incur any material early termination penalties in connection with the termination of the Offering Agreement.

As of immediately prior to the termination of the Offering Agreement, offers and sales of shares of Common Stock under the Offering Agreement were being made pursuant to a shelf registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on June 14, 2022 (File No. 333-265282) (the “2022 Shelf Registration Statement”), and a related prospectus filed with the Commission on June 14, 2022, as supplemented and amended pursuant to a prospectus supplement filed with the Commission on July 29, 2022 (as supplemented and amended, the “ATM Prospectus”). The ATM Prospectus covered the offer and sale of shares of Common Stock having a maximum aggregate offering price of up to $3.0 million.

As of immediately prior to the termination of the Offering Agreement, all $3.0 million of shares of Common Stock remained available for sale pursuant to the ATM Prospectus and the Offering Agreement. As a result of the termination of the Offering Agreement, the Company will not offer or sell any additional shares of Common Stock under the ATM Prospectus or the Offering Agreement, and the entire $3.0 million of shares of Common Stock included in ATM Prospectus will be available for sale in other offerings pursuant to the 2022 Shelf Registration Statement.

A copy of the Offering Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 14, 2020. The description of the Offering Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Offering Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: December 9, 2022	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer